UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 22, 2024, Marinus Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Marinus Pharmaceuticals, Inc. 2024 Equity Incentive Plan (the “2024 Plan”).The number of shares of common stock issuable under the 2024 Plan is 4,000,000 shares, plus shares that become available for grant under the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), after May 22, 2024 (the date in which the Company’s stockholders approved the 2024 Plan) as a result of the termination or forfeiture of awards under the 2014 Plan.

A summary of the 2024 Plan is set forth in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 4, 2024 (the “Proxy Statement”). Such summary and the above description of the 2024 Plan do not purport to be complete and are qualified in their entirety by reference to the 2024 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2024, the Company held the Annual Meeting. Of the 54,931,042 shares of common stock outstanding and entitled to vote at the Annual Meeting, 50,185,167 shares, or 91.4% were present, either by remote communication or represented by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which the Company’s stockholders voted at the Annual Meeting:

Proposal 1: Election of three Class I directors to the Company’s Board of Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.

The Company’s stockholders elected each of the following individuals to serve as Class I directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until such individual’s successor is duly elected and qualified, and the results of the vote were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elan Ezickson	33,666,008	10,969,840	5,549,319
Charles Austin	39,874,244	4,761,604	5,549,319
Marvin H Johnson, Jr.	39,924,208	4,711,640	5,549,319

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Company’s stockholders approved Proposal 2. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
50,133,065	42,477	9,625	-

Proposal 3: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

The Company’s stockholders approved Proposal 3. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
34,529,488	9,940,832	165,528	5,549,319

Proposal 4: Approval of the 2024 Plan.

The Company's stockholders approved Proposal 4. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
32,505,734	11,953,605	176,509	5,549,319

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Marinus Pharmaceuticals, Inc. 2024 Equity Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: May 24, 2024	/s/ Steven Pfanstiel
Steven Pfanstiel
Chief Operating Officer, Chief Financial Officer and Treasurer